UNITED WHOLESALE MORTGAGE March 11, 2026

This presentation contains certain forward-looking statements and information, which reflect management’s current beliefs and expectations regarding future events and operating performance and speak only as of the date hereof. These forward-looking statements are generally identified using words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict” and similar words indicating that these reflect our views with respect to future events. Forward-looking statements in this include statements regarding: (1) the benefits of our business model; (2) our ability to adapt and scale our business when interest rates move; (3) our strategic collaboration with BILT; (4) the acquisition of TWO and the anticipated benefits from the acquisition; (5) our position amongst our competitors and ability to capture market share and maintain our industry leading position; (6) the timing of in-house servicing; (7) our beliefs regarding opportunities in the broker channel; (8) growth of the wholesale and broker channels, the impact of our strategies on such growth and the benefits to our business of such growth; (9) our growth and strategies to remain the leading mortgage lender, and the timing and drivers of that growth; (10) our beliefs related to the amount and timing of our dividend; (11) our expectations for future market environments, including interest rates, and the timing of such market changes; (12) our beliefs regarding our servicing operations; (13) our ability to increase recapture rate, while lowering the cost per recaptured loan; (14) our expectations related to total revenue in the first quarter of 2026; (15) our performance in shifting market conditions and the comparison of such performance against our competitors; (16) our ability to produce results in future years at or above prior levels or expectations, and our strategies for producing such results; (17) our position and ability to capitalize on market opportunities and the impacts to our results and (18) our investments in technology, including artificial intelligence, and its impact to our operations, ability to scale and financial results. These statements are based on management’s current expectations, but are subject to risks and uncertainties, many of which are outside of our control, and could cause future events or results to materially differ from those stated or implied in the forward-looking statements, including: (i) UWM’s ability to successfully implement strategic decisions and product launches; (ii) UWM’s dependence on macroeconomic and U.S. residential real estate market conditions, including changes in U.S. monetary policies, more specifically caused by the Presidential Administration that affect interest rates and inflation; (iii) UWM’s reliance on its warehouse and MSR facilities and the risk of a decrease in the value of the collateral underlying certain of its facilities causing an unanticipated margin call; (iv) UWM’s ability to sell loans in the secondary market; (v) UWM’s dependence on the government- sponsored entities such as Fannie Mae and Freddie Mac; (vi) changes in the GSEs, FHA, USDA and VA guidelines or GSE and Ginnie Mae guarantees; (vii) our ability to consummate the merger with Two Harbors and achieve the anticipated benefits; (viii) our ability to comply with all rules and regulations in connection with the launch of our internal servicing and the new risks that may be presented as a result of the transition; (ix) UWM’s dependence on Independent Mortgage Advisors to originate mortgage loans; (x) the risk that an increase in the value of the MBS UWM sells in forward markets to hedge its pipeline may result in an unanticipated margin call; (xi) UWM’s inability to continue to grow, or to effectively manage the growth of its loan origination volume; (xii) UWM’s ability to continue to attract and retain its broker relationships; (xiii) UWM’s ability to implement technological innovation, such as AI in our operations; (xiv) the occurrence of a data breach or other failure of UWM’s cybersecurity or information security systems; (xv) reliance on third-party software and services; the occurrence of data breaches or other cybersecurity failures at our third-party sub-servicers or other third-party vendors; (xvi) UWM’s ability to continue to comply with the complex state and federal laws, regulations or practices applicable to mortgage loan origination and servicing in general; and (xvii) other risks and uncertainties indicated from time to time in our filings with the Securities and Exchange Commission including those under “Risk Factors” therein. We wish to caution readers that certain important factors may have affected and could in the future affect our results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of us. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date hereof. DISCLAIMER 2

TRANSACTION HIGHLIGHTS FOR TWO SHAREHOLDERS

Compelling Value with Strong Upside Potential	• Attractive value creation potential, reflected in a $6.00 UWM research analyst price target implying a ~49% upside over UWM's current stock price and ~41% value appreciation relative to TWO's unaffected stock price[1] – UWM's stock price traded up to $6.10 as recently as 1/16/2026 • Upside in UWM's stock through execution of standalone growth plan and consistent operating performance, including the **highest origination quarter in 4 years** and **increasing Gain on Sale margins** (+17bps YoY) • Additional value from **~$150mm of cost synergies** expected to be realized • Additional upside from utilizing TWO's net operating loss carryforwards
UWMC Offers an Attractive Dividend	• 9.9% current dividend yield • UWM has issued a quarterly dividend of approximately $160mm ($0.10 per share) every quarter since becoming a publicly traded company in 2021 • Acquisition results in significant increase in equity • TWO's high-quality servicing portfolio and servicing operation will **create incremental earnings and cash flow**
Enhanced Scale and Liquidity	• ~$7.6bn pro forma UWMC market cap, **~7x TWO standalone market cap** • $2.2bn pro forma UWMC float[2] — **more than double TWO standalone**
UWM's Origination Capabilities Complement TWO's Servicing Capabilities	• UWM's **#1 origination capabilities** complement TWO's servicing platform and servicing portfolio • UWM's **industry-leading technology and network** of broker partners creates opportunity to provide maximum protection to TWO's servicing portfolio • Origination and servicing balance creates more **resilient business model across rate and macro environment**
Shareholder Alignment Through Up-C Structure	• Ishbia family's continued control and long-term ownership orientation **aligns incentives with TWO shareholders** • UWM's public company history provides TWO shareholders a **governance and economic framework** that has consistently prioritized the creation of long-term value for all shareholders
TWO Board Considerations[3]	• TWO conducted a robust, extended strategic review process, and after considering advice from its advisors, **the board determined that UWM's offer represented the most attractive option for maximizing value for TWO shareholders** • TWO Board considered the post-transaction voting structure and minority ownership in a controlled company as part of the overall assessment of the transaction's merits and considerations including financial and strategic considerations, and came to the conclusion the transaction is value maximizing for TWO • **TWO continues to believe that the transaction maximizes value for shareholders** and that non-approval of the transaction could present downside risk due to factors such as standalone smaller scale and potential challenges in accessing new capital or debt at attractive rates to support growth

UWM HOLDINGS CORPORATION

Source: UWM Company Filings, FactSet as of 3/10/2026
1. TWO unaffected stock price of $9.91 reflects market close on 12/16/2025, the day prior to announcement
2. Based on 297.560mm UWMC Class A shares outstanding as of 3/5/2026 and 247.555mm UWMC Class A shares issued to TWO
3. For complete details on TWO's board recommendation, please refer to TWO Proxy Statement (Form DEFM14A) dated February 12, 2026

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UWM'S CORE BUSINESS FUNDAMENTALS REMAIN STRONG AND PROVIDE MEANINGFUL UPSIDE POTENTIAL

- UWM's total loan origination volume was $49.6 billion for the fourth quarter of 2025, which represents its highest quarterly origination volume since 2021
- UWM's standalone total revenue for the first quarter of 2026 is expected to be between $800 million and $900 million, and for fiscal year 2026 to be between $3.5 billion and $4.5 billion(1)

Origination Volume and Gain Margin Trend



$ in billions
Total Gain Margin (bps)
99 99 52 51 92 88 97 92 108 106 118 105 94 113 130 122
38.8 29.9 33.5 25.1 22.3 31.8 29.7 24.4 27.6 33.6 39.5 38.7 32.4 39.7 41.7 49.6
1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25

Total Revenue(2) Trend and Forecast



$ in millions
Outlook(1)
$650 $538 $447 $453 $499 $563 $584 $520 $586 $622 $746 $721 $613 $759 $843 $945 $900 $800
$4,500 $3,500
1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26
FY'26

Implied Upside to Stock Price



Implied Value to TWO Shareholders and Premium to Unaffected Stock Price
$4.04
$14.00
+41.2%
+49%
$6.00
$14.23
+43.6%
+51%
$6.10
$16.66
+68.1%
+77%
$7.14
Current Stock Price
(as of 3/10/2026)
Consensus
Price Target
(as of 3/10/2026)
Trading High
Since Announcement
(1/16/2026)
52-Week High
(9/11/2025)

UWM
HOLDINGS CORPORATION

Source: UWM Company Filings, FactSet as of 3/10/2026
1. Outlook reflects UWM 8-K dated March 10, 2026
2. Reflects total revenue prior to change in fair value of mortgage servicing rights and gain (loss) on other interest rate derivatives

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